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                  [LETTERHEAD OF FARBER & HASS APPEARS HERE]


May 29, 1997

Mr. William D. Forster
Cheniere Energy, Inc.
Two Allen Center
1200 Smith Street
Houston, TX 77002


        We have read the Form 8-K dated July 3, 1996 regarding the change in Registrant's Certifying Accountant and concur with the representations made therein.

/s/ FARBER & HASS

cc: Chief Accountant
    Securities and Exchange Commission
    Washington, D.C. 20549